UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2007

Commission File Number: 333-130344

NOVORI INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(state or other jurisdiction of incorporation or organization)

Suite 204B 9648 – 128th Street,
Surrey, British Columbia, Canada, V3T 2X9
(Address of principal executive offices)

(877) 877 4141
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation

Item 3.02 Unregistered Sales of Equity Securities

Novori Inc. (“Novori”) has recently entered into three material agreements.

Convertible Promissory Note

On January 23, 2007 Novori entered into a 5% convertible promissory note due February 1, 2009 (the “Note”) with Focus Capital Investments Ltd. (“Focus”) pursuant to which Focus loaned $100,000 to Novori. The loan is to be used for accounts payable as of the date of the Note; payment of Novori’s legal, accounting and auditing fees; services for the development of the Company’s website at www.novori.com; and services or printing fees for the preparation of investor relations material (the “Authorized Uses”).

The material terms of the Note are as follows:

          Payment Terms

Novori agrees to repay Focus the balance of $100,000 (“Principal”) plus interest at 5% per annum on February 1, 2009. Novori may reduce the amount of Principal payable by paying down all or a portion of the Principal back to Focus at any time prior to February 1, 2009.

          Conversion of Note

At any time before February 1, 2009, Focus has the right to convert all, or a portion of, the principal amount of the Note into common stock of Novori at a conversion price which shall be the lesser of i) $0.50 or ii) a 25% discount to the five day value weighted average stock price of Novori’s common stock as of the date of conversion.

          Acceleration

Focus has the right to declare the entire unpaid principal and interest under the Note as due immediately for any of the following reasons:

  If Novori fails to keep any promise made in the Note within thirty days after written notice from Focus;
  If Novori uses the Principal as payment for anything other than the Authorized Uses;
  If judgment is entered into against Novori in excess of $100,000 which remains outstanding for thirty days;
  If bankruptcy, receivership, or insolvency proceedings are started by or against Novori, or if Novori dissolves, liquidates or otherwise winds up its business;
  If Novori ceases to be quoted on the OTCBB; or
  If there is a change of control of Novori.

          Registration

Novori has agreed to register the Note on a registration statement with the US Securities and Exchange Commission (the “SEC”), covering the resale of all of the common stock of Novori underlying the Note.

 Standby Equity Distribution Agreement

On January 24, 2007 Novori entered into a standby equity distribution agreement (the “Distribution Agreement”) with 0775270 B.C. Ltd., a corporation incorporated in British Columbia, Canada (“Investor”) pursuant to which Novori has agreed to issue and sell to the Investor from time to time and the Investor has agreed to purchase from Novori, Novori’s common stock.

The material terms of the Distribution Agreement are as follows:

         Commitment Amount

The Investor has agreed to purchase up to an aggregate amount of $1,260,000 worth of Novori’s common stock pursuant to the terms of the Distribution Agreement (the “Commitment Amount”).

Novori shall request an advance of a portion of the Commitment Amount by sending a notice to the Investor which will specify the advance amount that Novori requests from the Investor and the date that the advance is to be made. On the date that the advance is to be made, the Investor shall deliver the requested funds to Novori, and Novori shall deliver the equivalent amount of shares to the Investor. The number of shares of common stock of Novori that the Investor shall receive for each advance shall be determined by dividing the amount of the advance by the purchase price which shall be 60% of the value weighted average stock price during the five consecutive trading days after the date that the notice requesting an advance was made. There will be a minimum of 28 days between each advance of funds and the corresponding delivery of free trading shares.

          Registration

Novori has agreed to file with the SEC a Registration Statement with respect to the resale of all of the common stock of Novori underlying the Distribution Agreement. The Registration Statement must be effective before Novori is allowed to send a notice to the Investor requesting an advance of a portion of the Commitment Amount.

          Termination

i) The obligation of the Investor to make advances of funds to Novori shall terminate permanently in the event that:

  Any stop order or suspension of the effectiveness of the registration statement for 50 days;
  Novori shall at any time fail materially to comply any of its covenants under the Distribution Agreement.

ii) After twelve months from the date on which the SEC first declares effective a registration statement of Novori, registering the resale of the Novori shares to be issued under the Distribution Agreement (the “Effective Date”), the Distribution agreement may be terminated at any time by either party, upon thirty days written notice to the other party.

iii) Unless terminated earlier, the Distribution Agreement shall terminate 24 months after the Effective Date.

Consulting Agreement

On January 24, 2007, Novori entered into a consulting agreement with the Investor pursuant to which Novori has retained the Investor to provide consulting services.

Under the terms of the consulting agreement, the consulting services include the following:

  Provision of strategic and business consulting services;
  Provision of one or more business plans and help in executing the agreed upon plans;
  Advice on various investor and public relations plans.

Novori is obligated to pay the Investor a consulting fee of $15,000 per month as compensation for the provision of these consulting services. Novori is only obligated to pay the $15,000 consulting fees for any month when an advance of funds is requested by Novori and made by the Investor, pursuant to the Distribution Agreement described above.

Novori shall not be liable to pay the consulting fee where:

  Novori has not requested an advance of funds from the Investor for a particular month, pursuant to the Distribution Agreement described above; or
  A notice requesting an advance of funds has been sent to the Investor, pursuant to the Distribution Agreement described above, but the Investor has failed to pay the portion of the Commitment Amount requested by Novori in the notice.

The Investor has the right to deduct the $15,000 consulting fess from any advance of funds paid to Novori under the Distribution Agreement, as described above.

The consulting agreement will be effective on January 24, 2007 and will continue for a period of 24 months subject to the terms of the Distribution Agreement.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2007	NOVORI INC.
(Registrant)

By: /s/ Harold Schaffrick
President and Chief Executive Officer